U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                   FORM 8-K/A

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

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Date of Report (Date of earliest event reported)  . . . . . . .    June 25, 1998


                         WORLDPORT COMMUNICATIONS, INC.
      (Exact name of small business registrant as specified in its charter)

     Delaware                33-32341-D               84-1127336
------------------       -------------------      --------------------
(State or other       (Commission File Number)      (I.R.S. Employer
 Jurisdiction                                     Identification Number)
of incorporation)


                            1825 Barrett Lakes Blvd.
                                    Suite 100
                               Kennesaw, GA  30144
                           --------------------------
                         (Address, including zip code of
                          principal executive offices)

                                 (770) 792-8735
                           ---------------------------
                         (Registrant's telephone number)

Item 2.   Acquisition or Disposition of Assets


Item 7.   Financial Statements and Exhibits

     (a)  Financial Statements of Business Acquired.

          Audited Financial Statements of EnerTel N.V. for the years ended December 31, 1997 and 1996 and the Unaudited Financial Statements of EnerTel N.V. for the three months ended March 31, 1998.


     (b)  Pro Forma Financial Information

          Unaudited Pro Forma Consolidated Financial Statements of the Registrant for the year ended December 31, 1997 and the three months ending March 31, 1998.

     (c)  Exhibits

          Exhibit No.         Description

               99.1 Audited Financial Statements of EnerTel N.V. for the years ended December 31, 1997 and 1996 and the Unaudited Financial Statements of EnerTel N.V. for the three months ended March 31, 1998
               99.2 Unaudited Pro Forma Consolidated Financial Statements of the Registrant for the year ended December 31, 1997 and the three months ending March 31, 1998



                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              WORLDPORT COMMUNICATIONS, INC.
Date:   August 13, 1998


                              By:   /s/ Phillip S. Magiera
                              Name: Phillip S. Magiera
                              Title:  Chief Financial Officer